Exhibit 99.1

Enterprise Acquisition Corp.

Files Supplement to Proxy Statement

BOCA RATON, Florida, November 2, 2009 – Enterprise Acquisition Corp. (NYSE Amex, Units: “EST.U”, Common Stock: “EST,” Warrants: “EST.WS”) (“Enterprise”) announced today that it has filed a supplement to its definitive proxy materials (the "Supplement") relating to the previously announced proposed business combination with ARMOUR Residential REIT, Inc. ("ARMOUR").  The Supplement is available through the Securities and Exchange Commission's website at www.sec.gov.  Stockholders and warrantholders are urged to read this supplement carefully as it includes important information with respect to the proposed business combination.

As detailed in the Supplement, the Merger Agreement among Enterprise, ARMOUR and ARMOUR Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ARMOUR, has been amended to delete, as a condition to the closing of the merger, the requirement that Enterprise have at least $100 million in its trust account at the effective time of closing, after taking into account payment of certain expenses.  Enterprise also announced that it had entered into additional forward contracts with institutional investors, bringing the aggregate number of shares subject to such forward contracts, and that will vote in favor of the merger at the special meetings, to approximately 5.2 million.  Despite having removed such minimum cash requirement and entered into such forward contracts, as of November 2, 2009, Enterprise would need approximately 4.5 million additional votes in favor of the merger to consummate the merger.  Enterprise continues to seek additional votes in favor of the proposals set forth below.

The special meetings will be held on Thursday, November 5, 2009 at 9:00 a.m. Eastern time at the offices of Akerman Senterfitt, One Southeast 3rd Avenue, Suite 2500, Miami, Florida 33131.

At the special meeting of stockholders, Enterprise stockholders will be asked to approve (i) amendments to the terms of its amended and restated certificate of incorporation to allow for the consummation of the proposed transaction with ARMOUR; (ii) the merger agreement with ARMOUR and the business combination contemplated by such merger agreement; and (iii) an increase from 30% to 50% the threshold contained in Enterprise's amended and restated certificate of incorporation regarding the amount of shares of common stock issued in Enterprise's initial public offering that may seek conversion without preventing a business combination from being consummated. In addition, at the special meeting of warrantholders, Enterprise warrantholders will be asked to approve an amendment to the warrant agreement to (i) increase the exercise price of Enterprise’s warrants from $7.50 per share to $11.00 per share and (ii) extend the expiration date of the warrants from November 7, 2011 to November 7, 2013.

About Management

Upon consummation of the business combination, ARMOUR’s investment team will be led by Co-Chief Executive Officers Scott J. Ulm and Jeffrey J. Zimmer. Mr. Ulm has 23 years of structured finance and debt capital markets experience, including mortgage-backed securities. Since 2005, Mr. Ulm has been Chief Executive Officer of Litchfield Capital Holdings, a structured finance manager. From 1986-2005, he held a variety of senior positions at Credit Suisse both in New York and London including Global Head of Asset-Backed securities, Head of United States and European Debt Capital Markets, and Global Co-Head of Collateralized Debt Obligations. While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage and asset-backed securities.

Mr. Zimmer has worked in the mortgage securities market for 25 years. From September 2003 through March 2008 he was Chief Executive Officer of Bimini Capital Management, Inc., a publicly traded REIT which managed over $4 billion of agency mortgage assets, approximately $4 billion in short term repurchase liabilities, and $100 million in long term debt. Prior to 2003, he was a managing director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where since 1990, he held various positions that included working closely with some of the nation’s largest hedge funds, mortgage banks and investment management firms on various mortgage-backed securities investments. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984-1990.

Enterprise Acquisition Corp.

Located in Boca Raton, Florida, Enterprise Acquisition Corp. (www.enterpriseacq.com) is a blank check company formed for effecting a merger, capital stock exchange, asset acquisition or other similar business combination with one or more operating businesses. The prospective target is not limited to a particular industry.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Enterprise, ARMOUR and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Enterprise's and ARMOUR's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Enterprise stockholders to approve the merger agreement and the transactions contemplated thereby; the number and percentage of Enterprise's stockholders voting against the acquisition and electing conversion rights; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; legislation or regulatory environments; cyclical business trends; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Enterprise's filings with the SEC. The information set forth herein should be read in light of such risks. Neither Enterprise nor ARMOUR assumes any obligation to update the information contained in this press release.

Enterprise and ARMOUR caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Enterprise and ARMOUR's filings with the SEC. All subsequent written and oral forward-looking statements concerning Enterprise and ARMOUR, the merger, the related transactions or other matters and attributable to Enterprise and ARMOUR or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Enterprise and ARMOUR caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Enterprise and ARMOUR do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Enterprise and ARMOUR. In connection with the proposed transaction, ARMOUR filed Amendment No. 3 to the Registration Statement on Form S-4 with the SEC on October 9, 2009, and the definitive Proxy Statement/Prospectus for Enterprise was mailed to stockholders and warrantholders of Enterprise on October 14, 2009. INVESTORS AND SECURITY HOLDERS OF ENTERPRISE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC by Enterprise and ARMOUR through the website maintained by the SEC at www.sec.gov. Free copies of the definitive Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Enterprise Acquisition Corp., 6800 Broken Sound Parkway, Boca Raton, Florida 33487 Attention: Investor Relations.

Participants in Solicitation

Enterprise and ARMOUR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Enterprise’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and information regarding ARMOUR’s directors and executive officers is available in the definitive Proxy Statement/Prospectus filed with the SEC on October 13, 2009 by Enterprise and ARMOUR. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Investor Contact

Ezra Shashoua

Chief Financial Officer

Enterprise Acquisition Corp.

(561) 988-1700